1 Hello, I’m your cover option 2.September 2024 JetForward St ategy

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, expectations with respect to our headwinds, our business strategy and plans and objectives for future operations, including our refreshed standalone strategies, such as JetForward, and recent debt transactions and expected use of proceeds therefrom. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

JetForward | Financial Guidance

Acting With Urgency to Address Headwinds

	Core Strategic Headwinds	Solutions
Fleet	• Grounded aircraft due to Pratt & Whitney (P&W) impeding growth and exacerbating unit cost inflation	Pursuing **"capital light" levers for** growth
Balance Sheet	• Pressured profitability hampering multi-year free cash flow generation potential	Deferred ~$3.0B of capital expenditures to 2030 and beyond, giving JetForward runway to deliver benefits
Reliability	• ATC [1] understaffing is severely impacting highly congested airports, while customers are ascribing more value to reliability	Improving reliability by investing in on-time performance and delivering consistent customer experience
Network	• Strategic pursuits (Northeast Alliance and Spirit) consumed resources and slowed response to demand changes	Re-investing in core geographies and thoughtfully closing underperforming BlueCities
Revenue	• Value carrier revenue growth has not matched pace of inflation	Addressing product gaps and better merchandising existing offerings
Costs	• Rapid cost inflation driven by labor, maintenance, and fuel	Embarking on business and structural cost transformation

[1] Air Traffic Control.

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4 Enhancing Our Strengths to Drive Our Path Forward Low Cost Structure Highly Engaged Crewmembers & Distinct Culture High-Value Geography Differentiated Product & Services JetForward | Financial Guidance

56 JetForward | Financial Guidance

JetForward | Financial Guidance

JetForward: Our Path to Sustained Profitability

Targeting $800-900M [1] in incremental EBIT [2] from 2025 – 2027


~$100M
~$175M
~$400M
~$175M
$800 - $900M
Four Priority Moves
EBIT Uplift 2025 - 2027

Reliable & caring service drives choice, satisfaction and cost savings

Best East Coast leisure network where our value proposition is positioned to win

Products and perks customers value to capture growing share of premium customers

A secure financial future that sustains our cost advantage to our peers & restores our balance sheet



jetBlue

(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense from 2025 - 2027.
(2) Earnings before interest and income taxes. See Appendix A for further details on Non-GAAP measures.

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JetForward | Financial Guidance

Priority Moves Anchor Our Path to Sustained Profitability

Legend: Announced · Implemented · Illustrative upcoming announcements

Four Priority Moves | **2027 Targets**

Reliability
- Multi-year investment in improving on-time performance (Announced)
- Illustrative upcoming announcements
- 2027 Target: ~$100M

\+

Network
- Rightsized LGA & redeployed to high performing leisure & VFR [1] (Implemented)
- Refocused LAX footprint & exited unprofitable routes (Announced)
- Puerto Rico growth & new Mint cities (Announced)
- Reinvesting in core Northeast & Florida franchises (Announced)
- Illustrative upcoming announcements
- 2027 Target: ~$175M

\+

Product
- Introduced preferred seating (Implemented)
- Added new loyalty partners (Implemented)
- Enhancing Blue Basic with free carry-on bag – Goes live Sept. 6th (Implemented)
- Illustrative upcoming announcements
- 2027 Target: ~$400M

\+

Financial Future
- Smoothed aircraft delivery stream (Implemented)
- Initial organizational & real-estate optimization driving structural cost savings (Implemented)
- Deferred ~$3B of capex to 2030s (Implemented)
- Business & cost transformation program (Announced)
- Executed $3B+ financings (Implemented)
- Illustrative upcoming announcements
- 2027 Target: ~$175M

\=

Targeting $800-900M EBIT [2] uplift, evenly realized from 2025 – 2027 | **~$800-900M**

[1] VFR – visiting friends and relatives.
[2] See Appendix A for further details on Non-GAAP measures.
Note: Timeline is illustrative. As of September 5, 2024.

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JetForward | Financial Guidance

Best East Coast Leisure Network

Redeploying ~20% of Flying to Optimize East Coast Leisure Network

Illustrative Route Exits

Los Angeles & Intra-California


RNO
SLC
SFO
LAS
LAX
MCO
MIA
NAS
SJD
PVR
CUN
LIR

Fort Lauderdale


SLC
BNA
ATL
SAN
TLH
MSY
AUS
FLL
BOG
UIO
GYE
LIM

Northeast to Midcontinent


MSP
BOS
DTW
LGA
JFK
DEN
MCI
BWI
BNA
CLT
ATL
CHS
SAT

LGA & EWR Optimization


MSP
EWR
LGA
DEN
BNA
LAX
ATL
CHS
JAX
TPA
SRQ
RSW
MIA
NAS
MBJ

Network actions expected to reduce unprofitable routes while redeploying aircraft to bolster East Coast leisure network

Note: Not exhaustive.

jetBlue

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JetForward | Financial Guidance
A Secure Financial Future

Journey to Optimize Controllable Costs Has Evolved Over Time

	Targeted Savings	Areas of focus	Outcome
Structural Cost Program 1.0 (2018 – 2020) Complete	$250M - $300M Original Target	✓ Business partner contracts and agreements ✓ Maintenance contract optimization	Run-rate savings were on-track to exceed target pre-COVID
Structural Cost Program 2.0 (2022 – 2024) Complete by EOY 2024	$150M - $200M Original Target	✓ Network scheduling ✓ Frontline planning (via enterprise planning team) ✓ Maintenance timing optimization	On-track to achieve revised target of $175M - $200M
Business & Cost Transformation Program (2025 – 2027) Announced	~$175M Preliminary Target	✓ Data-science driven optimization ✓ Enterprise efficiency and automation ✓ Labor productivity and infrastructure strategy	Goal of sustaining our competitive cost advantage vs. other airlines

jetBlue
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JetForward | Financial Guidance
A Secure Financial Future

Taking Active Steps to Improve Balance Sheet, while Mitigating Pratt & Whitney Impact to Growth

Consideration	Fleet Impact	Impact
Pratt & Whitney	↓	• Average of 11 aircraft on ground in 2024 due to geared turbofan (GTF) powdered metal and other engine availability issues • Expect grounded aircraft, on average, to be in the mid-to-high teens in 2025
Aircraft Deferral	↓	• In January 2024, smoothed upcoming delivery stream • In July 2024, deferred 44 A321neo aircraft from 2025 – 2029 to 2030+ totaling ~$3.0B of capex savings, to help restore balance sheet and improve cash flow
A320 Extensions	↑	• Extended leases on, or purchased off lease, 12 aircraft to drive capital light growth – plan for ~30 total
E190 Retirements	↓	• E190 to exit fleet by end of 2025, simplifying to two fleet types – A220 & A320 family
A220 Deliveries	↑	• Prioritizing A220 deliveries, which have 90% more premium seats and deliver 30% lower unit costs, on average, vs. E190s exiting our fleet

Expecting ~flat YoY capacity growth in 2025

Fleet Detail

JetBlue's contractual aircraft delivery assumption for full year as of July 30, 2024:

Delivery Assumption	A220	A321neo	Total [(1)]
2024 [(2)]	20	7	27
2025	20	4	24
2026	20	-	20
2027	5	-	5
2028	7	-	7

JetBlue's contractual aircraft return schedule as of July 30, 2024:

Contractual Returns	A320	Embraer E190	Total
2024	(2) [(3)]	(16)	(18)
2025	(5)	(7)	(12)

[(1)] In addition, we have options to purchase 20 A220-300 aircraft between 2027 and 2028. See Appendix of Second Quarter 2024 Earnings Presentation for more information.
[(2)] Includes eight aircraft delivered in 1Q 2024 & six delivered in 2Q 2024.
[(3)] Does not include aircraft purchased off lease.

jetBlue
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JetForward | Financial Guidance
A Secure Financial Future

~$3.2B Financing Supports JetFoward's Runway to Generate Benefits

- ✓ In August 2024, JetBlue closed three financing transactions, with **gross proceeds totaling ~$3.2B**
- ✓ Proceeds planned to be used to **fund capital expenditures** in 2024 & 2025, **repurchase** a portion of existing 0.5% $750M **senior convertible notes** due 2026 and **provide additional liquidity**
- ✓ Terms offer **flexibility to prepay** if desired, while providing a liquidity backstop for goal of generating $800 - $900M of incremental EBIT under JetForward strategy

	Senior Secured Notes	Term Loan Credit & Guaranty Agreement	Senior Convertible Notes
Offering Size	$2.0 billion	$765 million	$460 million Includes $60M additional purchase option
Coupon	Fixed | 9.875%	Floating | SOFR + 5.50%	Fixed | 2.5%
Maturity	September 20, 2031	August 27, 2029	September 1, 2029
Collateral	TrueBlue Program Assets	TrueBlue Program Assets	Unsecured
Call Feature	Non-callable until 2027, callable at par in 2029	Flexible pre-payment provisions	Soft call trigger in 2027 if market price is 130% of strike for 20 trading days
Use of Proceeds	General corporate purposes	General corporate purposes	Repurchase portion of existing 0.50% senior convertible notes due 2026 and general corporate purposes
Settlement	Bullet maturity	Quarterly amortization with bullet maturity	• Upon conversion, the principal amount of the notes will be settled in cash • The Company's remaining conversion obligation, if any, can be settled through common stock, cash or a combination of cash and shares of the Company's common stock, at the Company's discretion Please see 8-K for more detail

jetBlue
Note: See previously filed Form 8-Ks on 8/21/24 and 9/3/24 for more information.
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12 (1) Previous third quarter guidance as of July 30, 2024. Third quarter 2024 interest expense was not previously guided. (2) See Appendix A for further details on Non-GAAP measures. (3) Includes the impact from labor agreements of approximately two points for the third quarter. (4) Fuel price based on forward curve as of August 23, 2024. Includes fuel taxes, hedges, and other fuel fees. (5) Management previously assumed full year interest expense of $320 to $330 million as of January 30, 2024. Full year 2024 interest expense was not previously guided. Guidance Current 3Q 2024 Previous 3Q 2024 (1) Available Seat Miles (ASMs) Year-over-Year (5.0%) - (3.0%) (6.0%) - (3.0%) Revenue Year-over-Year (2.5%) - 1.0% (5.5%) - (1.5%) CASM ex-Fuel(2), (3) Year-over-Year 5.0% - 7.0% 6.0% - 8.0% Fuel Price per Gallon (4) $2.70 - $2.80 $2.82 - $2.97 Interest Expense $100 - $110 million - Capital Expenditures Unchanged ~$365 million Outlook Summary JetForward | Financial Guidance Guidance Current FY 2024 Previous FY 2024 (5) Interest Expense $370 - $380 million -

13 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. With respect to JetBlue’s CASM Ex-Fuel guidance (1) and EBIT (2) targets, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as interest rates and fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) EBIT is a non-GAAP measure that excludes interest and income taxes from net income. Appendix A

14 15 BlueCity Closures Planned Through End of Year 2024 Announced BlueCity Closures BlueCity Exit Date (1) Burlington (BTV) January 4, 2024 Baltimore-Washington (BWI) April 30, 2024 Kansas City (MCI) June 12, 2024 Bogota (BOG) June 12, 2024 Lima (LIM) June 12, 2024 Quito (UIO) June 12, 2024 Puerto Vallarta (PVR) June 12, 2024 Charlotte (CLT) October 26, 2024 Minneapolis (MSP) October 26, 2024 San Antonio (SAT) October 26, 2024 Burbank (BUR) October 26, 2024 Tallahassee (TLH) October 27, 2024 Palm Springs (PSP) Already suspended Pointe-a-Pitre (PTP) Already suspended Stewart (SWF) Already suspended 15 BlueCity Closures (1) Represent final day of service. Best East Coast Leisure NetworkJetForward | Financial Guidance

15 Over 50 Route Exits Planned Through January 2025 50+ Route Exits Route Exits Route Exit Date (1) Los Angeles / Cancun – (LAX / CUN) 3-Jan-24 Newark / Miami – (EWR / MIA) 3-Jan-24 New York LaGuardia / Charleston – (LGA / CHS) 3-Jan-24 New York LaGuardia / Nashville – (LGA / BNA) 3-Jan-24 New York LaGuardia / Jacksonville – (LGA / JAX) 4-Jan-24 New York JFK / Burlington – (JFK / BTV) 4-Jan-24 New York LaGuardia / Denver – (LGA / DEN) 30-Mar-24 New York LaGuardia / Sarasota – (LGA / SRQ) 30-Mar-24 Boston / Baltimore-Washington – (BOS / BWI) 30-Apr-24 Fort Lauderdale / Austin – (FLL / AUS) 30-Apr-24 New York JFK / Portland – (JFK / PDX) 30-Apr-24 New York JFK / Puerto Vallarta – (JFK / PVR) 30-Apr-24 New York JFK / San Jose – (JFK / SJC) 30-Apr-24 New York LaGuardia / Fort Myers – (LGA / RSW) 30-Apr-24 Fort Lauderdale / Salt Lake City – (FLL / SLC) 10-Jun-24 Orlando / Salt Lake City – (MCO / SLC) 10-Jun-24 Fort Lauderdale / Atlanta – (FLL / ATL) 12-Jun-24 Fort Lauderdale / Nashville – (FLL / BNA) 12-Jun-24 Fort Lauderdale / Bogota – (FLL / BOG) 12-Jun-24 Fort Lauderdale / Lima – (FLL / LIM) 12-Jun-24 Fort Lauderdale / New Orleans – (FLL / MSY) 12-Jun-24 Fort Lauderdale / Quito – (FLL / UIO) 12-Jun-24 Los Angeles / Las Vegas – (LAX / LAS) 12-Jun-24 Los Angeles / Liberia, CR – (LAX / LIR) 12-Jun-24 Los Angeles / Miami – (LAX / MIA) 12-Jun-24 Los Angeles / Reno – (LAX / RNO) 12-Jun-24 Los Angeles / San Francisco – (LAX / SFO) 12-Jun-24 Route Exits Cont. Route Exit Date (1) Los Angeles / Puerto Vallarta – (LAX / PVR) 12-Jun-24 New York JFK / Detroit – (JFK / DTW) 12-Jun-24 New York JFK / Kansas City – (JFK / MCI) 12-Jun-24 Tampa Bay / Aguadilla, PR – (TPA / BQN) 12-Jun-24 New York LaGuardia / Nassau – (LGA / NAS) 3-Sep-24 Orlando / Los Angeles – (MCO / LAX) 3-Sep-24 Los Angeles / Nassau – (LAX / NAS) 7-Sep-24 Boston / Charlotte – (BOS / CLT) 26-Oct-24 Boston / Minneapolis St Paul – (BOS / MSP) 26-Oct-24 Boston / San Antonio – (BOS / SAT) 26-Oct-24 Los Angeles / Los Cabos – (LAX / SJD) 26-Oct-24 Los Angeles / Salt Lake City – (LAX / SLC) 26-Oct-24 Newark / Los Angeles – (EWR / LAX) 26-Oct-24 Newark / Montego Bay – (EWR / MBJ) 26-Oct-24 New York JFK / San Antonio – (JFK / SAT) 26-Oct-24 New York JFK / Burbank – (JFK / BUR) 26-Oct-24 New York LaGuardia / Atlanta – (LGA / ATL) 26-Oct-24 New York LaGuardia / Tampa Bay – (LGA / TPA) 26-Oct-24 Raleigh Durham / Cancun – (RDU / CUN) 26-Oct-24 Raleigh Durham / Orlando – (RDU / MCO) 26-Oct-24 Fort Lauderdale / Tallahassee – (FLL / TLH) 27-Oct-24 Fort Lauderdale / Guayaquil, EC – (FLL / GYE) 6-Jan-25 Fort Lauderdale / San Diego – (FLL / SAN) 6-Jan-25 Newark / Santo Domingo – (EWR / SDQ) 6-Jan-25 Hartford / Miami – (BDL / MIA) NA New York JFK / Palm Springs – (JFK / PSP) NA New York JFK / Pointe-a-Pitre – (JFK / PTP) NA (1) Represent final day of service. Best East Coast Leisure NetworkJetForward | Financial Guidance

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